Exhibit 10.10.1

AMENDMENT #1

CONSULTING AGREEMENT

Between

ONEX PARTNERS MANAGER LP

And

JELD-WEN HOLDING, INC.

This first Amendment (“Amendment 1”) to the Consulting Agreement dated October 3, 2011 (“Agreement’) is entered into by the above referenced parties as of the latest signature below. Undefined terms in Amendment 1 shall be deemed to have the meanings ascribed to them in the Agreement.

1.	MODIFICATION OF FEE:

Section 4 of the Agreement is amended to provide that the Fee shall hereafter be reduced by the amount of Seven Hundred Seventy Five Thousand Dollars ($775,000.00) per annum with Fee reductions make quarterly in the amount of One Hundred Ninety Three Thousand Seven Hundred Fifty Dollars ($193,750.00) for the remainder of the Term.

This Amendment 1 may be signed in multiple counterparts, each of which shall have the force and effect of an original and may be executed by facsimile or PDF signature. Except as amended hereby, all terms and conditions of the Agreement are unchanged and remain in full effect.

Onex Partners Manager LP		JELD-WEN Holding, Inc.

By:	Onex Partners Manager GP ULC, its General Partner

By:	/s/ Donald F. West	By:
(Signature)		(Signature)

Donald F. West
(Name)		(Name)

Vice President & Secretary
(Title)		(Title)

12-5-14
(Date)		(Date)